Exhibit 99.1

Mark W. Blodgett

Chief Executive Officer September 2005

Safe Harbor Disclaimer

The statements set forth in this presentation include forward-looking statements that involve risk and uncertainties. The Company wishes to caution that a number of factors could cause actual results to differ materially from those in the forward-looking statements. These and other factors which could cause actual results to differ materially from those in the forward-looking statements are discussed in the Company’s filings with the Securities and Exchange Commission.

Agenda

About StockerYale Current Products/Markets Growth Engine: SOF Financials

Overview

Leading provider of inspection products, diffractive optics, and specialty fiber for the worldwide machine vision, defense, medical and optical communications markets

Global operations

North America Europe Asia

Employees: 165

Key Statistics

NASDAQ NM Ticker STKR Stock Price $1.04 Market Capitalization $25 million 52 Week Price Range $0.66—$1.58 Book Value $0.93 Average Volume (3 months) 92,000 shares Assets, 06/30/05 $30 million Shares 24.5 million Management ownership 13%

Investment Thesis

We have market and technology leadership in

Machine vision lasers LED technology Specialty optical fibers

Investment Thesis

We have established a solid customer base in diverse industries

Industrial (Perceptron, SICK AG, Seagate, KLA)

Defense (BAE, Honeywell, Northrop, L3)

Medical (GE Medical, Phillips, Toshiba)

Telecom (Mitsubishi)

Investment Thesis

Our strategy is focused on revenue and profit generation by leading niche segments of the market We are showing results – last three quarters:

5,000

Sales

4,000

3,000

2,000

Gross Profits

1,000

0

1 2 3

-1,000

EBIDTA

-2,000

Investing for the Future

Invested $40+ Million in research and product development $3.5 M in ‘05

Plant and equipment investment totals $26 Million

IP portfolio

New product momentum

Technology Competencies

(combined to produce application specific products)

Optical/Mechanical Electronics/Thermal Characterization Product Design Design Control & Testing & Packaging

StockerYale products have:

Optimum complexity (optics + electronics + mechanics) High-performance and flexibility Patent, license or manufacturing process protection High brand awareness

Products

Lasers LEDs

Other Illumination Specialty Optical Fiber

Sales Breakdown

Optical

LEDs 6% Asia 10% 15%

Americas Illumination Europe 55% Lasers 30% 35% 49%

Machine Vision Industry

A machine vision system consists of:

Software Sensor / Camera Lighting (2D and 3D)

Machine Vision Industry

Automated Imaging Association estimates:

Worldwide market in 2003: $3.2 billion Illumination market available to StockerYale: $270 million Projected 2005 growth: 20%

Lasers

Structured light lasers used for 3D measurement STKR lasers holds dominant market position (35%) Performance and quality leader

Applications

Semiconductor Lumber Automotive Electronics Optimization

Lasers—SICK AG

3D systems need a structured light (laser pattern), a camera, a computer and a I/O system (frame grabber) Laser and camera are at 45º to each other Very complex software is required Customers usually develop their own system for a specific application

From Fish Filets to Printed Circuit Boards

Lasers—Defense

Emerging market for lasers New applications for military aircraft and civilian airplanes

Lasers—Medical

Life & health sciences will provide non-cyclical growth opportunities:

Pathogen detection Dermatology X Ray positioning

Laser Revenue (millions $)

14 12 10 8 6 4 2 0

2003 2004 2005* 2006*

* Projection

LEDs

Proprietary Chip-On-Board Technology

LEDs—COBRA

C.O.B.R.A = chip-on-board reflective array Patent pending

COBRA Combines Reflector in T-Packs with superior of thermal management of chip-on-board

LEDs—Linescan

Design Flexibility: Compact, Uniform and Intensely Bright

LEDs—High Speed Linescan Application

very high speed: 5 meters/sec, 50 kHz line acquisition rate

highly demanding illumination requirements

LEDs—Inspection

Targeted Markets:

Automotive Web Inspection Medical

LEDs – Optical Character Recognition

Light Emitting Diodes:

StockerYale’s Infrared LED Illuminator

LEDs—Medical

Specialty Optical Fiber

Major growth opportunity Few competitors Rapidly growing markets

Fiber optic gyroscopes Hydrophones Sensor Fiber laser delivery

Specialty Optical Fiber

Products	Applications
Polarization maintaining	Fiber gyroscopes, Current sensors, Telecom equipment
Radiation Hardened	Fiber gyroscopes
Bend Insensitive	Fiber gyroscopes, Fiber hydrophones
Ytterbium Doped	Fiber Lasers
Erbium Doped	EDFA's & ASE Sources
Select Cut-off	Laser Pig-Tails

StockerYale

30

Specialty Optical Fiber

Products

Step Index Multimode

Near UV

Polyimide Coated

Cladding Mode Suppression Photosensitive Fiber

Borosilicate

Applications

Laser Delivery

Laser Delivery

High Temperature (Oil Wells)

Bragg Gratings Bragg Gratings

Fiber Bundles (Vision)

SOF – Fiber Optic Hydrophones

SOF – Fiber Optic Gyroscopes

Specialty Optical Fibers:

Major market opportunity for Polarization Maintaining fiber for FOGS, fiber optic gyroscopes

IFOG

SOF—Fiber Laser Marking System

SOF – Fiber Laser Market

SOF Growth

23% sequential growth for the last (4) quarters 25% expected Q2 to Q3

> 70% growth target for 2006

Defense Fiber Laser Communications

Joint Ventures / Acquisitions

Mitsubishi & SY

Joint Distribution Research & Development Brand Building

Quarterly Revenue Trends

6,000 5,000 4,000 3,000 2,000 1,000 0

4Q-04 1Q-05 2Q-05 3Q-05

Gross Margin Improvement

40 35 30 25 20 15 10 5 0

2003 2004 2005

Gradual Improvement

5,000 4,000 3,000 2,000 1,000 0 -1,000 -2,000

Sales

Gross Profits

1 2 3

EBIDTA

Positioned for Growth

Strong global demand for automated inspection

Electronics & semiconductors remain great markets to serve Autos, lumber, food, pharmaceutical, textiles growing

Positioned for growth—LEDs and Specialty Optical Fiber

SOF for the defense industry is the largest growth opportunity

AIA Machine Vision Index

January 1, 2003 to August 12, 2005

225

200

175

150

125

100

75

Jan-03

Apr-03

Jul-03

Oct-03

Jan-04

Apr-04

Jul-04

Oct-04

Jan-05

Apr-05

Jul-05

NASDAQ Russell 2000 AIA Machine Vision Index

+72% +62% +46%

The AIA Machine Index includes: ADTK, AUGT, CAMT, CGNX, CRC, CYBE, DSA, DATX, ESIO, EVSN, INVI, IVIS, KTEC, NATI, ORBK, PHTN, PPTV, PRCP, ROBV and STKR.

FacrSet. Prices as of market close August 12, 2005.

Prices indexed at 100 on January 1, 2003.

* Chart maintained by Adams Harkness. For questions or more information, please see www.adamsharkness.com

Thank you!